SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        February 6, 1997
                                                  ------------------------------

                               POWERTEL USA, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                0-14873                   84-0897771
--------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission              (I.R.S. Employer
        of incorporation)         File Number)            Identification No.)


           77-564B Country Club Drive Suite 340, Palm Desert, CA    92211
--------------------------------------------------------------------------------
                 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code      (619) 772-3100
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                               POWERTEL USA, INC.

                                      INDEX

Item Number and Caption                                        Page Number
-----------------------                                        -----------

Item 5. Other Events .......................................        1

ITEM 5.        OTHER EVENTS

On February 6, 1997, Registrant's Vice-President-Finance, Kenton Bowers, was dismissed for cause and Pattinson Hayton was elected interim President until a permanent replacement could be found. Registrant's previous President, Stefan N. Tevis, resigned in January, 1997.

As previously disclosed, Registrant has agreed to acquire all the outstanding stock of Theme Publishing and Communications Group ("Theme") for redeemable/convertible preferred stock having a value of $4,000,000. The Theme transaction is expected to close on or about February 28, 1997. Consummation of the transaction is subject to certain conditions, including the settlement, dismissal or other termination of various lawsuits pending against Registrant which were filed by former officers and/or directors of Registrant.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          POWERTEL USA, INC.

                                           /s/ Kevin J. Quinn
                                          ---------------------------
                                          Kevin J. Quinn, Secretary

                                          Date   February 27, 1997
                                               ----------------------